UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): January 5, 2004

                                  INNOVEX, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

          Minnesota                     000-13143                41-1223933
          ---------                     ---------                ----------
(State or other jurisdiction        (Commission File          (I.R.S. Employer
of incorporation)                        Number)             Identification No.)

5540 Pioneer Creek Drive
Maple Plain, Minnesota                                           55359-9003
----------------------------------------                         ----------
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code (763) 479-5300


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Items 1 through 11 are not applicable and therefore omitted.

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Exhibits:

The following is filed as an Exhibit to this Report:

Exhibit No.       Description of Exhibit
-----------       ----------------------
99.1              Press release issued January 5, 2004.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                    INNOVEX, INC.

                                                    By /s/ Thomas Paulson
                                                       -----------------------
                                                       Thomas Paulson
                                                       Chief Financial Officer

Dated:  January 5, 2004